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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): April 30, 2001


                             UMBRELLA BANCORP, INC.
                          (formerly Argo Bancorp, Inc.)
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             (Exact Name of registrant as specified in its charter)



 Delaware                          0-19829                   36-3620612
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(State or other Jurisdiction      (Commission File No.)     (IRS Employer
 of Incorporation)                                           Identification No.)



                 5818 South Archer Road, Summit, Illinois 60501
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               (Address of principal executive offices) (Zip Code)



       Registrant's telephone number, including area code: (708) 458-2002




                                 Not Applicable
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      (Former name, address, and fiscal year, if changed since last report)



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ITEM 5.  OTHER EVENTS

         On April 30, 2001 the Delaware Secretary of State approved an Amendment to the Certificate of Incorporation of the Registrant changing its name to Umbrella Bancorp, Inc. This Amendment to the Certificate of Incorporation was approved by the shareholders of the Registrant at its Annual Meeting of Shareholders held April 26, 2001.

         The Registrants wholly owned subsidiary, Argo Federal Savings Bank FSB, has made an application to its primary federal regulator, the Office of Thrift Supervision, to change its name to UmbrellaBank, FSB. It is anticipated that the OTS approval changing the name of the Registrant's subsidiary will be effective on or about June 1, 2001.

         The administrative offices of the Registrant remain at 5818 S. Archer Road, Summit, Illinois, 60501.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                UMBRELLA BANCORP, INC.


Date: May 4, 2001                           By: /s/ John G. Yedinak
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                                                John G. Yedinak
                                                President and CEO